EXHIBIT 32

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Thomas C. Wilder III, President and Chief Executive Officer of Micro Therapeutics, Inc. (the “Company”), and Harold A. Hurwitz, Chief Financial Officer of the Company, each hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2003	By:	/s/ THOMAS C. WILDER III

Thomas C. Wilder III President and Chief Executive Officer

Date: November 17, 2003	By:	/s/ HAROLD A. HURWITZ

Harold A. Hurwitz Chief Financial Officer